Sub-Item 77Q1(e): Copies of Any New or Amended Investment Advisory Contracts

Amended Annex A dated June 13, 2013 to the Management Agreement dated April 30, 1997 between the
 Registrant, Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International
 is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 364 to the
 Registrant s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 16, 2013 (Accession No. 0001193125-13-338246).